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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: October 16, 2000


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
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                  (Originator of the Trust referred to herein)


                    CHASE MANHATTAN AUTO GRANTOR TRUST 1996-B
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                      (Issue with respect to Certificates)
           (Exact name of the registrant as specified in its charter)


         United States                         333-7575                            22-2382028
------------------------------        -------------------------------     --------------------------------
(State or other jurisdiction          (Commission File Number)            (IRS Employer
of incorporation)                                                         Identification No.)

               802 Delaware Avenue, Wilmington, Delaware          19801
               -------------------------------------------        --------------
               (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code: (212) 270-6000

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Item 5.  Other Events:


         Chase Manhattan Auto Grantor Trust 1996-B is the issuer of two classes of Automobile Loan Pass-Through Certificates. The certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of September 1, 1996, as amended. The parties to the Pooling and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as seller and as servicer, and Norwest Bank Minnesota, National Association, as trustee.

         On October 16, 2000, Chase, as servicer, distributed monthly interest to the holders of the Series 1996-B certificates. Chase furnished a copy of the monthly certificateholders' report for the series as required by the Pooling and Servicing Agreement. A copy of the monthly certificateholders' report is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).     Exhibit

               Exhibits          Description
               --------          -----------

                 20.1 Monthly Certificateholder's statements with respect to the October 16, 2000 distribution.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 17, 2000

                                      By: THE CHASE MANHATTAN BANK,
                                      USA, NATIONAL ASSOCIATION
                                      as Servicer

                                      By: /s/ Patricia Garvey
                                      ------------------------------------------
                                      Name:  Patricia Garvey
                                      Title: Vice President

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                                INDEX TO EXHIBITS

Exhibit No.                           Description
-----------                           -----------
20.1                                  Certificateholder Report dated October 16,
                                      2000 delivered pursuant to Section 5.7 of the Pooling and Servicing Agreement dated as of September 1, 1996.